UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

_______________________________________

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KIRKLAND’S, INC.

_________________________________________________

(Name of registrant as specified in its charter)

_________________________________________

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Amy E. Sullivan

President, Chief Executive Officer and Director

January 6, 2025

Dear Shareholder:

We are writing to notify you of important information about the Special Meeting of Shareholders of Kirkland’s, Inc. (the “Company”, “we,” “us,” or “our”).

We previously filed and made available to our shareholders a proxy statement and related proxy materials on November 8, 2024 (the “Proxy Statement”), which contained two proposals. The enclosed supplementary proxy material (the “Supplement”) is being sent to you because we have determined to (i) add a new proposal to the Proxy Statement to approve an amendment to the Company’s Amended and Restated Charter to reduce the number of authorized shares of the Company’s common stock from 100,000,000 to 80,000,000 shares (the “Authorized Shares Proposal”) and (ii) to notify you that the Special Meeting of Shareholders, which was convened and adjourned on December 23, 2024, without any business being conducted, will reconvene at 9:00 a.m. Central Time on Wednesday, February 5, 2025 at the Company’s headquarters, which are located at 5310 Maryland Way, Brentwood, Tennessee 37027 (the “Reconvened Special Meeting”).

Accordingly, we are furnishing to you an Amended Notice of Special Meeting of Shareholders and the Supplement to the previously filed Proxy Statement, which reflect the revised agenda for the Reconvened Special Meeting and describe the Authorized Shares Proposal to be voted on at the Reconvened Special Meeting. We are also furnishing a new proxy card for purposes of casting your vote on all of the proposals to be voted on at the Reconvened Special Meeting. The Amended Notice of Special Meeting and Supplement accompanying this letter, as well as the previously filed Proxy Statement, are available at www.proxyvote.com. We encourage you to read our Proxy Statement and the Supplement accompanying this notice prior to voting your shares. Only shareholders listed on the Company’s records at the close of business on the record date, of November 5, 2024, are entitled to vote on the matters presented at the Reconvened Special Meeting (or any adjournment or postponement thereof).

We hope you will be able to join us at the Reconvened Special Meeting. Whether or not you plan to attend, we encourage you to vote and submit your proxy prior to the Reconvened Special Meeting by following the instructions described in the Supplement. You may vote in advance of the Reconvened Special Meeting via the Internet, by telephone or, if you received a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. If you attend the Reconvened Special Meeting, your shares will be voted as instructed in your proxy, or you may withdraw your proxy at the Reconvened Special Meeting and vote your shares in person.

If you have already submitted your proxy and do not submit a new proxy, your previously submitted proxy will be voted at the Reconvened Special Meeting with respect to all other proposals; however, the Company strongly encourages you to submit a new proxy so that your vote will be considered on the Authorized Shares Proposal.

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor, Okapi Partners LLC, toll-free at (877) 629-6355. Banks and brokers may call (212) 297-0720.

I look forward to seeing you at the Reconvened Special Meeting.

Sincerely,

Amy E. Sullivan

President, Chief Executive Officer and Director

AMENDED NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Wednesday, February 5, 2025

9:00 a.m. Central Time

Kirkland’s Home Corporate Office

5310 Maryland Way

Brentwood, TN 37027

January 6, 2025

Dear Shareholder:

You are invited to attend a Special Meeting of Shareholders (the “Reconvened Special Meeting”) of Kirkland’s, Inc. (the “Company,” “we,” “us,” or “our”). We will hold the Reconvened Special Meeting at the time and place noted above. At the Reconvened Special Meeting, we will ask you to:

1.
Approve, subject to certain conditions, the issuance of shares of common stock to Beyond, Inc. pursuant to Nasdaq Listing Rules 5635(b) and 5635(d) (the “Beyond Proposal”);
2.
Approve one or more adjournments of the Reconvened Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal (the “Adjournment Proposal”); and
3.
Approve an amendment to the Amended and Restated Charter of the Company to reduce the number of authorized shares of common stock from 100,000,000 to 80,000,000 (the “Authorized Shares Proposal”).

These matters are more fully described in the previously furnished Proxy Statement, with the exception of the Authorized Shares Proposal, which is described in the supplement accompanying this notice (the “Supplement”). Only shareholders listed on the Company’s records at the close of business on the record date, which is November 5, 2024, are entitled to vote on the matters presented at the Reconvened Special Meeting (or any adjournment or postponement thereof).

Your vote is important. To be sure your shares are voted and represented for all proposals to be voted upon at the Reconvened Special Meeting, please vote and submit your proxy prior to the Reconvened Special Meeting by following the instructions described in the Supplement. You may vote in advance of the Reconvened Special Meeting via the Internet, by telephone or, if you received a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. Shareholders who are entitled to notice of and to vote at the Reconvened Special Meeting previously received a Notice of Internet Availability of Proxy Materials, which provided instructions on how to access the proxy materials on the Internet, but did not receive printed copies of the proxy materials unless they requested them. We have elected to provide access to the Supplement, the Amended Notice of Special Meeting and a proxy card reflecting each proposal to be voted on at the Reconvened Special Meeting, by mailing to you a full set of these supplemental materials.

THE AMENDED NOTICE OF SPECIAL MEETING, THE PROXY STATEMENT AND THE SUPPLEMENT ARE AVAILABLE AT www.proxyvote.com.

By order of the Board of Directors,

Carter R. Todd

Senior Vice President, General Counsel and Corporate Secretary

Kirkland’s, Inc.

5310 Maryland Way

Brentwood, TN 37027

I. INFORMATION ABOUT THIS SUPPLEMENT AND THE SPECIAL MEETING

This supplementary proxy material (the “Supplement”) describes the new proposal which is added to the agenda for the Special Meeting of Shareholders (the “Reconvened Special Meeting”) of Kirkland’s, Inc. (“Kirkland’s,” the “Company,” “we,” “us” or “our”) and therefore is not described in the proxy statement or proxy materials previously filed and made available to our shareholders on November 8, 2024 (the “Proxy Statement”). Information about the Beyond Proposal and the Adjournment Proposal, each of which will also be presented to our shareholders at the Reconvened Special Meeting, can be found in the Proxy Statement as originally filed with the Securities and Exchange Commission (“SEC”) on or about November 8, 2024. To the extent the information in the Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in the Supplement shall amend and supersede the information contained in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, you are encouraged to read the Supplement carefully in its entirety together with the Proxy Statement. All capitalized terms used in the Supplement and not otherwise defined herein have the respective meanings given to them in the Proxy Statement. This Supplement is being made available to our shareholders on or about January 6, 2025.

Purpose of Supplement

We previously filed and made available to our shareholders the Proxy Statement and related proxy materials on November 8, 2024, which contained two proposals. The enclosed Supplement is being sent to you because we have determined to (i) add a new Authorized Shares Proposal to the Proxy Statement in order to approve an amendment to the Amended and Restated Charter of the Company (the “Charter”) to reduce the number of authorized shares of common stock from 100,000,000 to 80,000,000 shares (the “Authorized Shares Proposal”) and (ii) to notify you that the Special Meeting of Shareholders, which was convened and adjourned on December 23, 2024 (the “Adjourned Special Meeting”), without any business being conducted, will reconvene at 9:00 a.m. Central Time on February 5, 2025 at the Company’s headquarters, which are located at 5310 Maryland Way, Brentwood, Tennessee 37027. The record date for the Reconvened Special Meeting remains the close of business on November 5, 2024.

Solicitation of Proxies

The Board of Directors (the “Board of Directors” or the “Board”) of the Company is soliciting proxies for use at our Reconvened Special Meeting to be held on February 5, 2025 and any adjournments of that Reconvened Special Meeting. This Supplement and the accompanying form of proxy card are first being made available to our shareholders on or about January 6, 2025.

Shareholders who are entitled to notice of and to vote at the Reconvened Special Meeting previously received a Notice of Internet Availability of Proxy Materials in advance of the Adjourned Special Meeting, which provided instructions on how to access the proxy materials on the Internet, but did not receive printed copies of the proxy materials unless they requested them. We have elected to provide access to the Supplement, the Amended Notice of Special Meeting and a proxy card reflecting each proposal to be voted on at the Reconvened Special Meeting, by mailing to you a full set of these supplemental materials.

We will pay all expenses relating to this proxy solicitation. Okapi has been retained to assist with the solicitation of proxies. Okapi will be paid approximately $15,000 and will be reimbursed for its reasonable out-of-pocket expenses for these and other advisory services in connection with the Reconvened Special Meeting. We also expect to reimburse banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of our stock and obtaining the proxies of those owners. In addition, proxies may be solicited in person or by telephone, facsimile, electronic transmission or by mail on our behalf by Okapi or by certain of the Company’s directors, officers or employees without additional compensation.

How to Vote

For Shares Held Directly in the Name of the Shareholder

If you hold your shares in registered form and not through a bank, brokerage firm or other nominee, you may vote your shares in one of the following ways:

•
In Person. If you choose to vote in person, you can attend the Reconvened Special Meeting and cast your vote in person;
•
Voting By Mail. If you choose to vote by mail, complete the proxy card, date and sign it, and return it in the postage-paid envelope provided. If you sign your proxy card and return it without marking any voting instructions, your shares will be voted in favor of each of the proposals presented at the Reconvened Special Meeting;
•
Voting By Telephone. If you choose to vote by telephone, call 1-800-690-6903 and follow the instructions to vote your shares; or
•
Voting on the Internet. If you choose to vote on the Internet, visit www.proxyvote.com and follow the instructions to vote your shares.

For Shares Held Through a Bank, Brokerage Firm or Other Nominee

If you hold your shares through a bank, brokerage firm or other nominee, you may vote your shares in any one of the following ways:

•
In Person. If you choose to vote in person at the Reconvened Special Meeting, you must obtain a legal proxy from your bank, brokerage firm or other nominee authorizing you to vote at the Reconvened Special Meeting. You can then come to the Reconvened Special Meeting and cast your vote in person;
•
Voting By Mail. If you choose to vote by mail, complete and return to your bank, brokerage firm or other nominee the voting instruction form provided to you by your bank, brokerage firm or other nominee; or
•
Voting By Telephone or Internet. If you choose to vote by telephone or Internet, vote in accordance with instructions set forth on the voting instruction form provided to you by your bank, brokerage firm or other nominee.

Revoking a Proxy

As this Supplement describes a new proposal to be voted on at the Reconvened Special Meeting that was not reflected or described in the Proxy Statement, proxies submitted before the date of the Supplement will not include votes on the Authorized Shares Proposal. As a result, if you want to vote on the Authorized Shares Proposal described in this Supplement, you must cast a new vote for the Reconvened Special Meeting by following the instructions in this Supplement to vote by mail, internet or telephone, or by voting in person at the Reconvened Special Meeting.

Submitting a later-dated proxy or voting instructions or submitting a later-dated vote via internet or telephone or voting in person at the Reconvened Special Meeting, will revoke any prior proxy in its entirety. Therefore, when submitting a new proxy card or voting instructions (or voting by Internet or telephone), in addition to voting on the Authorized Shares Proposal, you must also indicate your vote on the Beyond Proposal and Adjournment Proposal. If you sign and return the proxy card prior to the Reconvened Special Meeting indicating a vote on the Authorized Shares Proposal, but do not make specific choices on the Beyond Proposal or the Adjournment Proposal, your shares will be voted on the Beyond Proposal and the Adjournment Proposal in accordance with the recommendations of the Board of Directors: FOR the Beyond Proposal and FOR the Adjournment Proposal.

Assistance

If you need assistance in completing your proxy card or have questions regarding the Reconvened Special Meeting, please call Okapi Partners LLC, our proxy solicitor, toll-free at (877) 629-6355. Banks and brokers may call (212) 297-0720.

II. THE PROPOSAL TO BE VOTED ON

Proposal 3 — Authorized Shares Proposal

On December 23, 2024, our Board authorized and approved an amendment to the Charter in order to reduce the number of authorized shares of our common stock from 100,000,000 to 80,000,000 (the “Amendment”). We are not proposing any change to the authorized number of shares of preferred stock. The Charter currently authorizes 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, without par value. As of December 20, 2024, there were 13,117,942 shares of common stock issued and outstanding, and no shares of preferred stock issued and outstanding. Our Board determined that the Amendment is advisable and in the best interest of the Company and our shareholders, and recommends that our shareholders approve the Authorized Shares Proposal.

Form of Amendment

The proposed Amendment would amend Paragraph 4 of our Charter to read in its entirety as follows:

“4. Authorized Shares. The total number of shares of all classes of stock which the Corporation shall have authority to issue is Ninety Million (90,000,000), of which Eighty Million (80,000,000) shares shall constitute a single class of shares known as Common Stock, which shall be without par value (the “Common Stock”), and the remaining Ten Million (10,000,000) shares shall be known as Preferred Stock (the “Preferred Stock”).”

Purpose of the Amendment

The Board of Directors believes it is in the best interest of the Company to decrease the number of authorized shares of common stock. The Board of Directors believes that, if approved, the number of authorized shares of common stock available for issuance will give the Company the necessary flexibility in considering and planning for future potential business needs.

The shares authorized but unissued after the approval of the Authorized Shares Proposal will be available for issuance by the Board of Directors for various corporate purposes, including but not limited to raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products. Accordingly, we believe that 80,000,000 shares of our common stock will provide the Company with sufficient flexibility for corporate action in the future, including our needs under our equity incentive plans. Adoption of the Authorized Shares Proposal would not affect the rights of existing holders of common stock or the Company’s preferred stock and would not have any dilutive effect on the proportionate voting power or other rights of existing shareholders.

Quorum Requirement

We need a quorum of shareholders to hold a valid Reconvened Special Meeting. A quorum will be present if the holders of at least a majority of the outstanding Common Stock entitled to vote at the Reconvened Special Meeting either attend the Reconvened Special Meeting in person or are represented by proxy. On the record date for the Reconvened Special Meeting, there were 13,117,942 shares of Common Stock outstanding and entitled to vote. Thus, the holders of 6,558,971 shares must be present or represented by proxy at the Reconvened Special Meeting to establish a quorum. Broker non-votes and abstentions are counted as present for the purpose of establishing a quorum.

Broker Non-Votes

A broker non-vote occurs when banks or brokerage firms holding shares on behalf of a shareholder do not receive voting instructions from the beneficial owner of the shares by a specified date before the Reconvened Special Meeting and such brokerage firms do not have discretionary authority to vote those undirected shares on specified matters under applicable stock exchange rules. While each of the Beyond Proposal and the Adjournment Proposal are considered non-routine matters and broker discretionary voting on these matters is prohibited, the approval of the Authorized Shares Proposal is a routine matter on which a broker has discretionary authority to vote. Accordingly, while there may be few or no broker non-votes with respect to the Authorized Shares Proposal, broker non-votes are anticipated with respect to the Beyond Proposal and the Adjournment Proposal and will be counted as present for the purpose of establishing a quorum.

Required Vote

Assuming a quorum is present, to be approved, the affirmative vote of the majority of the votes cast on Proposal No. 3 must be voted “FOR” the approval of the Authorized Shares Proposal. Abstentions and broker non-votes will not be considered towards vote totals on the Authorized Shares Proposal and will have no effect on the outcome of the vote. The approval of the Authorized Shares Proposal is a routine matter on which a broker has discretionary authority to vote, and, accordingly, there may be few or no broker non-votes with respect to this proposal. The approval of the Authorized Shares Proposal is not contingent upon the approval of the Beyond Proposal or the Adjournment Proposal.

Effectiveness of the Amendment

If the Amendment is approved at the Reconvened Special Meeting, the Amendment will become effective upon the filing of articles of amendment with the Tennessee Secretary of State. We would make such a filing promptly after the Reconvened Special Meeting.

The Board of Directors recommends a vote “FOR” the Authorized Shares Proposal.

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

KIRKLAND’S, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717	VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on February 4, 2025 for shares held directly and by 11:59 p.m. Eastern Time on February 3, 2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on February 4, 2025 for shares held directly and by 11:59 p.m. Eastern Time on February 3, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KIRKLAND’S, INC.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.		For	Against	Abstain
1. To approve, subject to certain conditions, the issuance of shares of common stock to Beyond, Inc. pursuant to Nasdaq Listing Rules 5635(b) and 5635(d).		☐	☐	☐

2. To approve one or more adjournments of the Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal.

		☐	☐	☐
3. To approve an amendment to the Amended and Restated Charter of the Company to reduce the number of authorized shares of common stock from 100,000,000 to 80,000,000.		☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

KIRKLAND’S, INC. Proxy Solicited on Behalf of The Board of Directors of Kirkland’s, Inc. for the Special Meeting of Shareholders to be held on February 5, 2025

The undersigned, revoking all previous proxies, hereby appoints Amy E. Sullivan, Carter R. Todd and Ann E. Joyce and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated below and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Special Meeting of Shareholders of Kirkland’s, Inc. to be held at 9:00 a.m. Central Time at Kirkland’s Home corporate offices at 5310 Maryland Way, Brentwood, Tennessee 37027 on February 5, 2025, and at any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE BEYOND PROPOSAL, “FOR” THE ADJOURNMENT PROPOSAL AND “FOR” THE AUTHORIZED SHARES PROPOSAL. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Continued and to be signed on reverse side